UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 20, 2014
Date of Report (Date of earliest event reported)

TECHNOLOGIES SCAN CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-173569	99-0363559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77, 52nd Avenue St.-Hippolyte, Quebec, Canada	J8A 3L3
(Address of principal executive offices)	(Zip Code)

(855) 492-5245
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Technologies Scan Corp., a Nevada corporation (the "Company") reports in this Current Report on Form 8-K a change in certifying accountants. Effective January 20, 2014, the Company dismissed Patrick Rodgers, CPA, P.A. ("Rodgers") as its's independent registered public accounting firm. The Company has engaged Terry L. Johnson, CPA ("Johnson") as its principal independent registered public accounting firm effective January 20, 2014. The decision to change its principal independent registered public accounting firm has been approved by the Company’s board of directors.

The reports of Rodgers on the Company's financial statements for fiscal year ended March 31, 2013 (which included the balance sheet as of March 31, 2013 and the statement of operations, cash flows and stockholders' equity as of March 31, 2013, for the past fiscal year, did not contain an adverse opinion or a disclaimer of opinion, nor qualified or modified as to uncertainty, audit scope or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern.  During the Company’s fiscal year endedMarch 31, 2013 and during the subsequent period through to the date of Rodgers' resignation, there were no disagreements between the Company and Rodgers, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Rodgers, would have caused Rodger to make reference thereto in its report on the Company’s audited financial statements.

The Company has provided Rodgers with a copy of this Current Report on Form 8-K and has requested that Rodgers furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Rodgers agrees with the statements made in this Current Report on Form 8-K with respect to Rodgers and, if not, stating the aspects with which they do not agree. The Company has received the requested letter from Rodgers wherein he has confirmed his agreement to the Company’s disclosures in this Current Report with respect to Rodgers. A copy of Rodgers' letter has been filed as an exhibit to this Current Report.

In connection with the Company’s appointment of Johnson as the Company’s principal registered accounting firm at this time, the Company has not consulted Johnson on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements during the two most recent fiscal years (March 31, 2013 and 2012) and subsequent interim period through the date of engagement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Exhibit No.	Description

16.1	LETTER FROM PATRICK RODGERS, CPA, P.A. dated January 21, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHNOLOGIES SCAN CORP.

DATE: January 21, 2014	By:	/s/ Ghislaine St-Hilaire
	Name:	Ghislaine St-Hilaire
	Title:	President

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